SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2000

                            CHELL GROUP CORPORATION.
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             (Exact name of registrant as specified in its charter)

              NEW YORK                  005-524525           112805051
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    (State or other jurisdiction       (Commission        (IRS Employer of
           incorporation)              File Number)      Identification No.)

               14 METEOR DRIVE, ETOBICOKE, ONTARIO CANADA, M9W 1A4
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                (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code........ 416 675-6666

                              NETWORKS NORTH, INC.
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         (Former name or former address, if changed since last report.)

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Item 4.     Changes in Registrant's Certifying Accountant

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      Chell Group Corporation (the "Registrant") on November 2, 2000, engaged
Lazar Levine & Felix LLP as the Registrant's certifying accountants to audit the financial statements of the Registrant and its subsidiaries for its fiscal year ending August 31, 2000. During the registrant's two most recent fiscal years and the interim period prior to Lazar Levine & Felix LLP engagement as the Registrant's principal accountants, neither the Registrant nor anyone on its behalf has consulted Lazar Levine & Felix LLP on either (i) the application of accounting principles to any transaction (completed or proposed) or (ii) the type of audit that might be rendered on the Registrant's financial statements or
(iii) any matter that was either the subject of a disagreement or a reportable event as such terms are defined in Item 304 of Regulation S-K.

      The Company delivered a copy of this Report on Form 8-K to Lazar Levine & Felix LLP on November 7, 2000 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not it agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of the response letter of Lazar Levine & Felix LLP is attached hereto as Exhibit 16.

Item 7. Exhibits

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(16) Letter from Lazar Levine & Felix LLP dated November 8, 2000
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Chell Group Corporation f/k/a
                                        Networks North Inc.

                                        a New York Corporation


Date: November 9, 2000              By: /s/ Cameron Chell
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                                             Cameron Chell, President & CEO
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                                  EXHIBIT INDEX

Exhibit
Number               Description of Exhibit
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16                   Letter from Lazar Levine & Felix LLP dated November 8, 2000